SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 18, 1998
                                                       -----------------

                      Paine Webber Growth Properties LP
                      ---------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-10995                      04-2772109
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                  (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

                      PAINE WEBBER GROWTH PROPERTIES LP

ITEM 2 - Disposition of Assets

      Chisholm Place Apartments, Plano, Texas

      Disposition Date - November 18, 1998

      On November 18, 1998, the Partnership's interest in Plano Chisholm Place Associates, the joint venture that owns the Chisholm Place Apartments, was redeemed by the co-venture partner for a net price of $3,655,020. After closing costs of $169,089, the Partnership received net proceeds of $3,485,931. As a result of this transaction, the Partnership no longer holds an interest in this property. In addition, the Partnership will also receive a payment on or about December 18, 1998, representing net cash flow which was due to the Partnership from the operations of the joint venture through November 18, 1998. The net proceeds from this transaction are expected to be distributed to the Limited Partners on or before December 31, 1998 as part of a final liquidating distribution.

      The Partnership's final operating investment property, the Chisholm Place Apartments, was under contract for sale to the co-venture partner as a result of the exercise of a right of first refusal option by the co-venture partner. During the fourth quarter of fiscal 1998, the Partnership and its co-venture partner had requested broker proposals from two real estate firms with offices in Texas to market the Chisholm Place Apartments for sale. After reviewing their respective proposals and conducting interviews, the Partnership and its co-venture partner selected a local brokerage firm with extensive experience in marketing apartment properties. Sales materials were finalized and extensive marketing efforts began in late May 1998. As a result of this marketing process, the Partnership had executed a purchase and sale agreement with an unrelated third party which was then presented to the co-venture partner under the right of first refusal provision of the joint venture agreement. The co-venture partner decided to exercise its option to purchase the property, and the transaction closed on November 18, 1998, as described above.

      With the sale of this final asset, a formal liquidation of the Partnership is presently underway. Winding up the affairs of the Partnership will include, among other things, achieving a final resolution of the litigation involving the Partnership's Tantra Lake and Parkwoods investments, as described in prior quarterly and annual reports, as well as receiving formal HUD-approval of the sale of the Grouse Run property and the prepayment of the related HUD-insured mortgage loan, which occurred on November 2, 1998. Accordingly, while it is expected that these maters will be resolved prior to the end of calendar year 1998, there are no assurances that the liquidation of the Partnership will be completed within this time frame.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

   (1)Agreement To Retire Partnership Interest by and among Plano Chisholm Place Associates, Plano Chisholm Place, Ltd., The Horn-Barlow Partnership and Plano CP Associates, Ltd., dated November 18, 1998.

   (2)Redemption Statement of Partnership Interest in Plano Chisholm Place Associates, dated November 18, 1998.

                                   FORM 8-K
                                CURRENT REPORT

                      PAINE WEBBER GROWTH PROPERTIES LP




                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      PAINE WEBBER GROWTH PROPERTIES LP
                                 (Registrant)


                              By:  First PW Growth Properties, Inc.


                            By: /s/ Walter V. Arnold
                                --------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  November 30, 1998

                   AGREEMENT TO RETIRE PARTNERSHIP INTEREST



      This AGREEMENT TO RETIRE PARTNERSHIP INTEREST (the Agreement) is entered into and shall be effective as of November 18, 1998 by and among PLANO CHISHOLM PLACE ASSOCIATES, a Texas general partnership (the Partnership), PLANO CHISHOLM PLACE, LTD., a Texas limited partnership (the Retiring Partner), and THE HORN-BARLOW PARTNERSHIP, a Texas general partnership, and PLANO CP ASSOCIATES, LTD., a Texas limited partnership (collectively, the Continuing Partners) (the Retiring Partner, the Continuing Partners and the Partnership are sometimes hereinafter referred to individually as a Party and collectively as the Parties).

                             W I T N E S S E T H:

      A. The Retiring Partner and The Horn-Barlow Partnership were the sole partners of the Partnership pursuant to the terms and conditions of the Second Amended and Restated Partnership Agreement of the Partnership dated September 9, 1991 (the Partnership Agreement).

      B. On the Effective Date (as hereinafter defined) of this Agreement, Plano CP Associates, L.P. has been admitted as a partner of the Partnership by virtue of its capital contribution to the Partnership.

      C. The Parties have agreed that the Retiring Partners entire right, title and interest in the Partnership (the Redemption Interest) shall be retired and redeemed by the Partnership and the Retiring Partner shall withdraw from the Partnership immediately following the admission of Plano CP Associates, Ltd. as a partner in the Partnership, all as set forth herein.

      D. Immediately following the redemption of the Retiring Partners interest in the Partnership pursuant to this Agreement, the Continuing Partners will cause the Partnership Agreement to be amended and restated to reflect the continuation of the Partnership with the Continuing Partners as the sole partners of the Partnership.

      NOW THEREFORE, for and in consideration of the mutual agreements, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

      1. Retirement, Redemption and Withdrawal. The Redemption Interest shall be absolutely and unconditionally retired and redeemed by the Partnership effective as of the close of business on November 18, 1998 (the Effective Date), all in accordance with the provisions set forth in this Agreement. The Retiring Partner shall sell, assign and transfer the entire Redemption Interest to the Partnership and withdraw from the Partnership as of the close of business on the Effective Date.

      2. Consideration for Redemption Interest; Indemnification Provisions. In consideration for the retirement and redemption of the Redemption Interest, the Partnership agrees to distribute to the Retiring Partner consideration (the Redemption Consideration) composed of the following:

            (a) The Partnership shall distribute cash to the Retiring Partner in the amount of $3,655,020 on the Effective Date.

            (b) As among the Parties, the Retiring Partner shall be relieved of all responsibility for those liabilities of the Partnership set forth on Exhibit A attached hereto. The amounts of such liabilities reflect the amounts outstanding on November 18, 1998. The Partnership shall indemnify, defend, protect and hold harmless the Retiring Partner from such liabilities. On or before December 18, 1998, the Partnership shall cause to be prepared a calculation of the Retiring Partners share of net income from operations of the Partnership through the Effective Date and shall remit to the Retiring Partner in cash any such sums as may be necessary to make a final distribution to the Retiring Partner of its share of such net income through the Effective Date, as more fully described in Exhibit B attached hereto.

            (c) The Redemption Consideration provided for in this Section is the total consideration payable by the Partnership to the Retiring Partner for the Redemption Interest, and the Retiring Partner shall not retain an interest in, or be entitled to receive distributions of, any other Partnership assets. Accordingly, any further obligations of the Retiring Partner in and to the Partnership under the Partnership Agreement, including but not limited to, the obligation to make capital contributions or loans to the Partnership, are hereby terminated in their entirety.

      3. Continuation of Partnership. The Parties hereby agree that the Partnership shall continue and shall not be dissolved because of the retirement and redemption of the Redemption Interest or the withdrawal of the Retiring Partner.

      4. Tax Matters. The Parties agree that:

            (a) The Redemption Consideration is based on the agreed fair market value of the Partnerships assets (the Partnership Assets) as of the Effective Date.

            (b) All amounts considered as distributions to the Retiring Partner (the Deemed Distributions) pursuant to section 752(b) of the Internal Revenue Code of 1986, as amended (the Code) and all distributions to the Retiring Partner of cash pursuant to Section 2(a) hereof shall be treated as payment in exchange for the Retiring Partners interest in the Partnership property and, accordingly, as distributions pursuant to section 736(b) of the Code (and not as distributions pursuant to section 736(a) of the Code) and corresponding provisions of any applicable state or local tax laws.

            (c) The Parties agree that none of the Partnership Assets are inventory items, including inventory items which have appreciated substantially in value within the meaning of section 751(d) of the Code.

            (d) The Retiring Partners distributive share of the Partnerships income, gain, loss and deduction for the taxable year of the Partnership that includes the Effective Date shall be determined on the basis of an interim closing of the books of the Partnership as of the close of business on the Effective Date and shall not be based upon a proration of such items for the entire taxable year. The Retiring Partner shall not be allocated a distributive share of any Partnership items for any subsequent year.

            (e) The Parties shall each file all required Federal, state and local income tax returns and related returns and reports in a manner consistent with the foregoing provisions of this Section 4. In the event a Party does not comply with the preceding sentence, the non-complying Party shall indemnify and hold the other Parties wholly and completely harmless from all cost, liability and damage that such other Parties may incur (including, without limitation, incremental tax liabilities, legal fees, accounting fees, and other expenses) as a consequence of such failure to comply. The Partnership and the Continuing Partners agree to cause a copy of the Form 1065 U.S. Partnership Return of Income, including the Retiring Partners Federal Schedule K-1 to be delivered to the Retiring Partner on or before February 15, 1999 for the taxable year 1998.

      5.    Representations, Warranties and Covenants.

            (a) Of Each Party. The Partnership, the Retiring Partner and the Continuing Partners each hereby represents and warrants to and covenants with each other Party that:

                  (i) Neither the execution nor the delivery of this Agreement, the incurrence of the obligations herein set forth, the consummation of the transactions herein contemplated, nor the compliance with the terms of this Agreement will conflict with, or result in a breach of, any of the terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Party is a party or by which such Party may be bound.

                  (ii) Such Party has the right, power, legal capacity and authority to execute and enter into this Agreement and to execute all other documents and perform all other acts as may be necessary in connection with the performance of this Agreement.

                  (iii) No approval or consent not heretofore obtained by any person or entity is necessary in connection with the execution of this Agreement by such Party or the performance of such Party's obligations under this Agreement.

                  (iv) Such Party has received independent tax and legal advice from attorneys of its choice with respect to the advisability of executing this Agreement.

                  (v) Such Party has made such investigation of the facts pertaining to this Agreement, and all of the matters pertaining thereto, as it deems necessary.

                  (vi) Except as expressly provided herein, no person has made any statement or representation to such Party regarding any fact relied upon by such Party in entering into this Agreement and each Party specifically does not rely upon any statement, representation or promise of any other person in executing this Agreement.

                  (vii) Such Party relies on the finality of this Agreement as a material factor inducing its execution of this Agreement, and the obligations under this Agreement.

                  (viii) Such Party will not take any action which would interfere with the performance of this Agreement by any other Party or which would adversely affect any of the rights provided for herein.

            (b) Additional Representation, Warranty and Covenant of the Retiring Partner. The Retiring Partner hereby represents and warrants to and covenants with each other Party that the Retiring Partner owns the Redemption Interest free and clear of any and all liens, claims, encumbrances and adverse equities, other than liens, claims, encumbrances or adverse equities relating to the liabilities set forth on Exhibit A attached hereto.

            (c) Additional Representation, Warranty and Covenant of the Partnership. The Partnership hereby represents and warrants to and covenants with the Retiring Partner that the Partnership shall cause the federal and any state or local tax returns or information returns of the Partnership for the Partnerships taxable year that includes the Effective Date to be filed on a timely basis at the Partnerships expense. The Partnership further represents and warrants to and covenants with the Retiring Partner that the Partnership shall allow independent accountants selected by the Retiring Partner, at the sole cost and expense of the Retiring Partner, to conduct a final audit of the Partnership for the period ending on the Effective Date, including the calculation described in Paragraph 2(b) of this Agreement.

      6. Releases and Indemnification. From and after the Effective Date, the Retiring Partner and the Partnership (and the Continuing Partners for the purposes of this paragraph), hereby remise, release, acquit, satisfy and forever discharge each other, of or from all, and all manner of action or actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which such party ever had, now has, or which any personal representative, successor, heir or assign of such party, hereafter can, shall or may have, against the other, for, upon or by reason of any matter, causes or things whatsoever related to the Redemption Interest. The Partnership hereby agrees to indemnify and save harmless the Retiring Partner from and against all claims, loss, costs, damage and reasonable expenses (including, but not limited to, reasonable attorneys fees) and liabilities incurred by the Retiring Partner resulting from or arising out of the duties or obligations of the Retiring Partner with respect to the Redemption Interest attributable to any period from and after the Effective Date. The Retiring Partner hereby agrees to indemnify and save harmless the Partnership and the Continuing Partners from and against all claims, loss, costs, damage and reasonable expenses (including, but not limited to, reasonable attorneys fees) and liabilities incurred by the Partnership or the Contributing Partners resulting from or arising out of any action of the Retiring Partner occurring prior to the Effective Date with respect to the Redemption Interest.

      7.    Miscellaneous.

            (a)   Statement of Partnership; Other Filings.

      The Partnership may prepare and file fictitious business name statements and such other statements or documents as the Continuing Partners deem appropriate to reflect the withdrawal of the Retiring Partner from the Partnership and the continuation of the Partnership.

            (b) Name of Partnership. The Partnership may, in the sole discretion of the Continuing Partners, continue to use Plano Chisholm Place Associates as the name of the Partnership after the Effective Date.

            (c) Amendment of Partnership Agreement. The Continuing Partners shall promptly amend the Partnership Agreement to reflect the consummation of the transactions which are the subject matter of this Agreement.

            (d) Attorneys' Fees to Enforce This Agreement or in Subsequent Litigation. In the event any Party shall maintain or commence any action, proceeding or motion against any other Party to enforce this Agreement or any provision thereof, the prevailing Party therein shall be entitled to recover its reasonable attorneys fees and costs therein incurred. Each Party agrees that if such Party hereafter commences, joins in or in any manner asserts against any other Party any of the claims released hereunder, then it will pay to the other Party, in addition to any other damages caused to the other Party thereby, all reasonable attorneys fees and costs incurred in defending or otherwise responding to such suit or claim.

            (e) Severability. Each provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remainder of the Agreement.

            (f) Survival. All of the terms, representations, warranties and other provisions of this Agreement of the Partnership or the Continuing Partners shall survive and remain in effect after the Effective Date.

            (g) Costs. Each Party shall pay its own legal fees and expenses incidental to the execution of this Agreement and the consummation of the transactions contemplated hereby.

            (h) Execution of Documents. Each Party agrees to execute all documents necessary to carry out the purpose of this Agreement and to cooperate with each other for the expeditious filing of any and all documents and the fulfillment of the terms of this Agreement.

            (i) Successors and Assigns. This Agreement shall inure to the benefit of the transferees, successors, assigns, heirs, beneficiaries, executors, administrators, partners, agents, employees and representatives of each Party.

            (j) Controlling Law. This Agreement has been entered into in the State of Texas and the Agreement, including any rights, remedies or obligations provided for thereunder, shall be construed and enforced in accordance with the laws of the State of Texas.

            (k) Counterpart Execution. This Agreement may be executed in multiple counterparts each of which may be deemed an original and shall become effective when the separate counterparts have been exchanged among the Parties.

            (l) Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party.

            (m) Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

            (n)  Incorporation by Reference.  Every exhibit,  schedule and other
appendix   attached  to  this   Agreement  and  referred  to  herein  is  hereby
incorporated in this Agreement by reference.

            (o) Variation of Provisions. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

            (p) Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the Party or to an officer of the Party to whom the same is directed, or sent by regular, registered or certified mail, addressed to the person to whom directed at the following address, or to such other address as such Party may from time to time specify by notice to the
Parties:

                  (i)   If to the Partnership or the Continuing Partners:

                         c/o The Horn-Barlow Partnership
                         1226 Commerce Street, Suite 300
                               Dallas, Texas 75202
                            Attention: C. Jay Barlow

                  (ii) If to the Retiring Partner:

                    c/o Paine Webber Properties Incorporated
                         265 Franklin Street- 15th Floor
                           Boston, Massachusetts 02110
                          Attention: Portfolio Manager

Any such notice shall be deemed to be delivered, given and received for all purposes as of the date so delivered, if delivered personally or if sent by regular mail, or as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by registered or certified mail, postage and charges prepaid. Any Party may from time to time specify a different address by choice to the other Parties.

            (q) Amendments. Any amendment to this Agreement shall be in writing and executed by each Party hereto.

            (r) Entire Agreement. This Agreement contains the entire understanding among the Parties and supersedes any prior written or oral agreements between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements or understandings, oral or written, between the Parties relating to the subject matter of this Agreement that are not fully set forth herein. This Agreement amends and restates the Partnership Agreement with respect to the subject matter of this Agreement. This Agreement shall be considered part of the Partnership Agreement for all purposes under the Code.


             THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Parties hereto have approved and executed this Agreement as of the date first set forth above.

                                THE PARTNERSHIP:

                                    PLANO CHISHOLM PLACE ASSOCIATES,
                                    a Texas general partnership

                                    By:   The Horn-Barlow Partnership,
                                          a Texas  general  partnership  doing
                                          business as
                                          Horn Barlow Companies,
                                          Managing General Partner


                                          By:   /s/ C. Jay Barlow
                                                -----------------
                                                Name:  C. Jay Barlow
                                                Title: General Partner


                                RETIRING PARTNER:

                                    PLANO CHISHOLM PLACE, LTD.,
                                    a Texas limited partnership

                                    By:   Paine Webber Growth Properties LP,
                                          a Delaware limited partnership,
                                          General Partner

                                          By:  First PW Growth Properties, Inc.,
                                               a Delaware corporation,
                                               General Partner

                                                By:   /s/ Celia R. Deluga
                                                      -------------------
                                                Name: Celia R. Deluga
                                                Title:   Vice President

                                    CONTINUING PARTNERS:

                                    THE HORN-BARLOW PARTNERSHIP,
                                    a   Texas   general    partnership   doing
                                    business as
                                    Horn Barlow Companies

                                    By:   /s/ C. Jay Barlow
                                          ------------------
                                    Name:  C. Jay Barlow
                                    Title:   General Partner

                                    By:   /s/ Gerald L. Horn
                                          ------------------
                                    Name:  Gerald L. Horn
                                    Title:   General Partner

                                    PLANO CP ASSOCIATES, LTD.,
                                    a Texas limited partnership

                                    By:   /s/ C. Jay Barlow
                                          -----------------
                                    Name:  C. Jay Barlow
                                    Title:   General Partner

                              REDEMPTION STATEMENT

DATE:  November 18, 1998                                    GF No:   500641-G

REDEMPTION OF:    Partnership interest in PLANO CHISHOLM PLACE ASSOCIATES, a
                  Texas general partnership
REDEEMED BY:      PLANO CHISHOLM PLACE ASSOCIATES, a Texas general partnership


DEEMED PRICE:                                                    $8,312,187.50

PLUS:  REIMBURSEMENTS/CREDITS

Prorations:

Prepd Ins. 11/19/98 - 2/9/99                   $ 4,777.00

      Total Reimbursements/Credits                                   $4,777.00
                                                                     ---------

      Gross Amount Due to Seller                                 $8,316,964.50
                                                                 =============

LESS:  CHARGES AND DEDUCTIONS

Fees to AMERICAN TITLE CO.

             Escrow Fee                           $100.00

Note:  Assumed or Paid to National Home Life
             Prin.                $4,160,000.00
             Int.                    $20,800.08
             Prepymt.               $124,800.00
                                    -----------

                                            $4,305,600.08


Tax Proration 1/1/98 - 11/18/98
 (real & personal property
   $391.946 per diem)                         $126,206.63

Rent Proration 11/19/98 - 12/01/99             $42,642.00

Security Deposits                              $34,500.00

                     Total Charges and Deductions                $4,509,048.71
                                                                 =============

                     Amount Due to Seller                        $3,807,915.79

Less Paine Webber Recoupment                   750,000.00

                     NET PROCEEDS:                                3,057,915.79

Distribution of Net Proceeds:

PLANO CHISHOLM PLACE, LTD. 95%
DISTRIBUTABLE SHARE (PW)                    $2,905,020.00

       Less Commission to La Paul Partners    (129,089.00)

       Less Break Up Fee to Archstone
         Communities Trust                     (40,000.00)

       Plus Paine Webber Recoupment           $750,000.00

Net Distribution to PW                      $3,485,931.00
                                            =============

THE HORN-BARLOW PARTNERSHIP (HB)
REMAINING EQUITY IN PLANO CHISHOLM PLACE
ASSOCIATES (Note: HB will not receive any
distribution, its equity is remaining
in Plano Chisholm Place Associates)              $152,895.00

     Seller understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. Any real estate agent or lender involved may be furnished a copy of this Statement.

     Seller understands that tax and insurance prorations and reserves were based on figures for the preceding year or supplied by others or estimates for current year, and in the event of any change for current year, all necessary adjustments must be made between Purchaser and Seller direct.

     The undersigned hereby authorizes AMERICAN TITLE CO. to make expenditures and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this Statement.



CLOSING OR ESCROW AGENT - Gwen G. Behrens


Plano Chisholm Place, Ltd., a Texas limited partnership, a General Partner

BY:  Paine Webber Growth Properties, LP., a Delaware limited partnership, a General Partner

     By: First PW Growth Properties, Inc., a Delaware corporation the Managing General Partner

          By:  /s/ Celia Deluga
               ----------------
               Celia Deluga, Vice President




* Note: Interest on outstanding liens is figured to the date indicated. If not paid by then, additional interest will have to be collected and your adjustment will be adjusted to have sufficient funds to secure release from the lienholder.